UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00248
                 ---------------------------------------------

                            THE ADAMS EXPRESS COMPANY

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Lawrence L. Hooper, Jr.
                          The Adams Express Company
                             7 Saint Paul Street
                                 Suite 1140
                           Baltimore, Maryland  21202


Registrant's telephone number, including area code: 410-752-5900

Date of fiscal year end:  December 31, 2005

Date of reporting period: December 31, 2005

Item 1. Reports to Stockholders.

                               2005 AT A GLANCE
--------------------------------------------------------------------------------


The Company

.. a closed-end equity investment company
.. objectives: preservation of capital
             reasonable income
             opportunity for capital gain
.. internally-managed
.. low expense ratio
.. low turnover

Stock Data (12/31/05)

                         NYSE Symbol.............. ADX
                         Market Price.......... $12.55
                         52-Week Range $12.50 - $13.35
                         Discount............... 14.7%
                         Shares Outstanding 86,099,607

Summary Financial Information

                                                     Year Ended December 31
                                                       2005                2004
     ------------------------------------------------------------------------------
     Net asset value per share               $        14.71      $        15.04
     Total net assets                         1,266,728,652       1,295,548,900
     Unrealized appreciation                    316,477,367         343,670,412
     Net investment income                       18,288,551          19,008,405
     Total realized gain                         53,817,950          54,713,903
     Total return (based on market value)              2.2%               13.2%
     Total return (based on net asset value)           4.5%               12.1%
     Expense ratio                                    0.45%               0.43%

     ------------------------------------------------------------------------------

2005 Dividends and Distributions

                                 Amount
             Paid              (per share) Type
             -----------------------------------------------------
             March 1, 2005        $0.01    Short-term capital gain
             March 1, 2005         0.04    Investment income
             June 1, 2005          0.05    Investment income
             September 1, 2005     0.05    Investment income
             December 27, 2005     0.55    Long-term capital gain
             December 27, 2005     0.08    Short-term capital gain
             December 27, 2005     0.08    Investment income

             -----------------------------------------------------
                                  $0.86

             -----------------------------------------------------

2006 Annual Meeting of Stockholders

Location: Gaylord Palms Hotel Resort & Convention Center, Orlando, Florida
Date: March 28, 2006
Time: 9:30 a.m.

                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------



  Ten Largest Portfolio Holdings (12/31/05)

                                           Market Value % of Net Assets
                                           ------------ ---------------
        Petroleum & Resources Corporation* $ 64,227,111       5.1
        General Electric Co.                 52,143,885       4.1
        American International Group, Inc.   34,115,000       2.7
        Microsoft Corp.                      30,857,000       2.4
        Pfizer Inc.                          26,118,400       2.1
        PepsiCo, Inc.                        25,995,200       2.0
        Bank of America Corp.                25,382,500       2.0
        Aqua America, Inc.                   23,552,611       1.9
        AMBAC Financial Group, Inc.          22,732,700       1.8
        Target Corp.                         22,537,700       1.8
                                           ------------      ----
          Total                            $327,662,107      25.9%
        ---------------------------------------------------------------

  *Non-controlled affiliate


  Sector Weightings (12/31/05)

                                    [CHART]


                             Health               Information             Telecom               Cash &
Consumer  Energy  Financial   Care   Industrials  Technology   Materials  Services  Utilities  Equivalent
--------  ------  ---------  ------  -----------  -----------  ---------  --------  ---------  ----------
  17.5%    11.0%    15.7%    13.2%      13.1%        13.0%        5.2%      3.9%       5.8%       1.2%

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------



         Calendar  Market   Cumulative    Cumulative  Total   Total net
          Years    Value   market value  market value market    asset
                     of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
         --------------------------------------------------------------
           1991   $12,819     $   805       $  373    $13,997  $14,884
           1992    13,493       1,736          731     15,960   16,343
           1993    12,060       2,485          970     15,515   17,169
           1994    10,542       3,140        1,246     14,928   17,182
           1995    12,478       4,832        1,987     19,297   22,286
           1996    13,325       6,450        2,675     22,450   26,939
           1997    16,319       9,669        3,876     29,864   35,207
           1998    17,963      12,773        4,853     35,589   43,488
           1999    22,644      19,049        6,727     48,420   58,103
           2000    21,252      21,262        6,710     49,224   55,600
           2001    14,391      17,641        5,054     37,086   41,858
           2002    10,697      14,569        4,172     29,438   33,754
           2003    12,559      18,889        5,385     36,833   42,620
           2004    13,277      21,908        6,484     41,669   47,767
           2005    12,701      22,979        6,877     42,557   49,882

                          Illustration of an assumed
                         15 year investment of $10,000
                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1991-2005. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions, or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                                    [CHART]

                         Cumulative         Cumulative
           Market       Market Value       Market Value
          Value of     of Shares from        of Shares     Total     Net Asset
          Original      Capital Gains       from Income    Market    Value of
         Investment     Distributions        Dividends     Value    Total Shares
         ----------    --------------      ------------   -------   ------------
          $10,000                                         $13,997      $11,348
1991       12,819         $   805            $  373        13,997       14,884
1992       13,493           1,736               731        15,960       16,343
1993       12,060           2,485               970        15,515       17,169
1994       10,542           3,140             1,246        14,928       17,182
1995       12,478           4,832             1,987        19,297       22,286
1996       13,325           6,450             2,675        22,450       26,939
1997       16,319           9,669             3,876        29,864       35,207
1998       17,953          12,773             4,853        35,589       43,488
1999       22,644          19,049             6,727        48,420       58,103
2000       21,252          21,262             6,710        49,224       55,600
2001       14,391          17,641             5,054        37,086       41,858
2002       10,697          14,569             4,172        29,438       33,754
2003       12,559          18,889             5,385        36,833       42,620
2004       13,277          21,908             6,484        41,669       47,767
2005       12,701          22,979             6,877        42,557       49,882

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------



The Year in Review
We are pleased to report that the Fund's total return on net assets for the year was 4.5%, slightly below that of the S&P 500 Index at 4.9%, but significantly above the Dow Jones Industrial Average's return of 1.7%. Our broadly-diversified portfolio of stocks benefited from our emphasis on dividend-paying issues but was affected somewhat by our focus on large-capitalization, relatively low-risk stocks.

Through the first ten months of the year, the Fund outperformed the S&P 500, returning 1.5% compared to the Index's 1.1% return. The Fund's performance in December also beat that of the Index for the month. During the month of November, however, the situation was different, as the Index, led by the smallest capitalization companies and those with the highest volatility, outperformed the Fund by 1.8%. This difference in November caused the Index to beat the Fund by 0.4% for the full year.

The U.S. equity market moved very little during the year as a whole, though some sectors did significantly better than others. Energy prices were a focus of attention for much of the year, as were the actions by the Federal Reserve in increasing short-term interest rates. Investors believed that both would potentially slow domestic economic activity and perhaps cause a recession. The hurricanes that came ashore on the Gulf Coast and Florida not only caused energy prices to jump, but also dramatically slowed economic activity in those areas. Earnings estimates for many companies were reduced to reflect slower growth, causing valuations to shrink or expand only modestly. As a result, there was little inclination to bid up stocks in the U.S. Many money managers sought investments outside the United States in areas where growth was more likely to accelerate. Others, such as ourselves, focused on companies in sectors that would not be as severely impacted by slower growth and companies with large overseas operations. Examples of these include our investments in Bunge, a leading global agriproducts processor, as well as the more widely known Avon Products and Del Monte Foods. With businesses generating strong cash flows and industrial capacity utilization averaging about 80%, we also anticipated improvement in the industrial sector, investing in Automatic Data Processing and Cintas, the latter company a beneficiary of North American jobs growth reflecting its leading position in uniforms. As with all of our investments, these were made for the long term, and are expected to perform well over a time frame of several years.

Our large investments, relative to the S&P 500, in utilities, telecommunication services, and energy stocks, and our relatively small exposure to consumer discretionary stocks were positive contributors to our performance in 2005. Our holdings in consumer staples and health care stocks did well during the year, while the materials and industrial sectors lagged. Our financial and technology stocks, though underweighted compared to the Index, were negative contributors and were largely responsible for the difference between the Fund's performance and that of the S&P 500. There were significant changes in our holdings within both of these sectors which should improve their relative performance in the future.

Investment Results

At the end of 2005 our net assets were $1,266,728,652 or $14.71 per share on 86,099,607 shares outstanding. This compares with $1,295,548,900 or $15.04 per share on 86,135,292 shares outstanding a year earlier.

Net investment income for 2005 was $18,288,551 compared to $19,008,405 for 2004. These earnings are equal to $0.22 and $0.23 per share, respectively, on the average number of shares outstanding throughout each year. The extraordinary dividend that Microsoft paid in 2004, which added $2,400,000 or $0.03 to our earnings that year, was not repeated in 2005. Our 0.45% expense ratio (expenses to average net assets) in 2005 was once again very low compared to the fund industry in general.

Net realized gains amounted to $53,817,950 during the year, while the unrealized appreciation on investments decreased from $343,670,412 at December 31, 2004 to $316,477,367 at year end.

Dividends and Distributions

The total dividends and distributions paid in 2005 were $0.86 per share compared to $0.90 in 2004. As announced on November 10, 2005, a year-end distribution consisting of investment income of $0.08 and capital gains of $0.63 was made on December 27, 2005, both realized and taxable in 2005. On January 12, 2006, an additional distribution of $0.05 per share was declared payable March 1, 2006, representing the balance of undistributed net investment income and capital gains earned during 2005 and an initial distribution from 2006 net investment income, all taxable to shareholders in 2006.

--------------------------------------------------------------------------------



Outlook for 2006

Many of the factors that impacted economic growth in 2005 remain strong influences on potential growth in 2006. Principal among these are rising interest rates and high energy prices. The Federal Reserve increased short-term rates eight times in 2005 after five increases in 2004. The rate changes have so far had little impact on longer-term rates, resulting in a recent inversion of the yield curve in which the rate on ten-year Treasury bonds is lower than the rate on two-year notes. In the past, such an inversion has been a harbinger of slower growth, if not recession. Nonetheless, the Fed is expected to raise rates two to four more times in 2006 in order to avoid significant price inflation. Expectations of the Fed action are wide-ranging due to the retirement of Chairman Greenspan and the accession of Mr. Bernanke to that position. Once Mr. Bernanke takes over, it is anticipated that the direction of the Fed will become clearer.

Energy prices in this country have risen dramatically over the past two years due to increasing worldwide demand, principally in the Far East and the U.S., and very limited increases in supplies of both oil and natural gas. Further, the damage caused by hurricanes in 2005 to U.S. oil and gas production and processing facilities was extensive. After rising 33% in 2004, crude oil prices rose another 36% in 2005 to close the year at $61.04 per barrel. While energy in the form of oil and gas constitutes a much smaller part of the economy now than in the past, the impact on industrial production and transportation costs is still sizeable. Of as much concern is the effect on consumers, who comprise two-thirds of the economy. Gasoline prices peaked above $3 per gallon and remain well above 2004 prices, while natural gas, used for heating in much of the Northeast and Midwest, closed 93% higher in 2005 than at year-end 2004. Winter weather has been mild to date and natural gas prices have fallen, but consumers will experience heating costs some 40% above last winter on top of the higher gasoline costs. The consequence is that spending on goods and services is being redirected to energy. This, combined with slow growth in wages, has resulted in a decline in consumer spending that is likely to continue in 2006 and act as a damper on economic growth.

As mentioned previously, manufacturing capacity in this country is being utilized at about an 80% level, normally a point at which companies begin to add capacity in order to avoid backlogs and bottlenecks. Through 2004 and most of 2005, spending on machinery and equipment grew at a solid, though unexceptional, pace while companies accumulated cash and/or repurchased shares. With an anticipated slowdown in U.S. consumer spending and a surprisingly strong dollar inhibiting exports, the pace of industrial expansion is more likely to slow than accelerate. The one factor that may impact this projection is the ongoing effort to rebuild the areas along the Gulf Coast that were hard hit by the hurricanes. Substantial government funding and private investment are being directed at this project. With the exception of the energy industry, however, there is not a large industrial base in the area to be rebuilt; so most funds will be directed at infrastructure and residential construction, benefiting a relatively narrow segment of the economy.

With the unexciting economic outlook discussed, the likelihood of another year of single-digit returns in the stock market appears strong. S&P 500 earnings growth has been decelerating, albeit from a high level, for over two years and earnings are expected to grow by only 7% in 2006. Massive share repurchases will result in higher earnings per share growth, perhaps as much as 2%, but should not influence valuations. The principal argument for better returns hangs on the decline in valuations that has already occurred. In generating large amounts of cash and not reinvesting in the business, companies have improved the condition of their balance sheets but have not invested in a means of growth. Since cash generates modest returns for shareholders, it does not add much to the valuation of a company. Should managements decide to spend money on capacity additions or acquisitions, there would be reason to expect that valuations should rise.

We believe that the energy, utility, and industrial segments of the economy will selectively invest in operations, and that continued consolidation (by acquisition) in the financial arena is likely. With overweight positions in the first three and holdings in major banks as well as smaller regional ones, the portfolio is poised to do well in 2006. Our emphasis on large-capitalization companies with broad geographic exposure, solid long-term growth prospects, and attractive dividends should also inure to the benefit of shareholders this year.

--------------------------------------------------------------------------------



Share Repurchase Program

On December 8, 2005, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Company over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can be repurchased when the discount of the market price of the shares from the net asset value is 10% or greater.

From the beginning of 2006 through January 25, 2006, a total of 195,800 shares have been repurchased at a total cost of $2,528,171 and a weighted average discount from net asset value of 14.3%.

                                  ----------

Director Changes

There have been a number of changes in the composition of the Board of Directors in the past year, some of which were noted in our quarterly reports. Mr. W. David MacCallan, Chairman of the Company for twenty years before retiring in 1991, passed away in August. Mr. Landon Peters passed away earlier in the year and Mr. W. Perry Neff retired. Both had been directors for many years and their advice and guidance are missed. In October, Dr. Susan Schwab was nominated to be Deputy U.S. Trade Representative and confirmed in November, necessitating her resignation from the Board. Though a director for only five years, Dr. Schwab brought a fresh perspective and broad international experience to the Board that will be difficult to replace. To address these departures, the Board of Directors elected two new directors, Dr. Roger W. Gale and Dr. Craig R. Smith, who joined the Board effective December 1, 2005. Each has broad experience in corporate governance. In addition, Dr. Gale brings to the Board specific knowledge of the energy and utility industries, and Dr. Smith brings specific knowledge of the pharmaceutical and biotech industries. We welcome them and look forward to their participation in the Board's activities.

                                  ----------

The proxy statement for the Annual Meeting of Stockholders to be held in Orlando, Florida on March 28, 2006, is expected to be mailed on or about February 17, 2006.

By order of the Board of Directors,

             /s/ Douglas G. Ober        /s/ Joseph M. Truta
             Douglas G. Ober,           Joseph M. Truta,

             Chairman and Chief         President
             Executive Officer

January 26, 2006

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2005


Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $901,760,470)                                                       $1,181,835,303
  Non-controlled affiliate, Petroleum & Resources Corporation
    (cost $27,963,162)                                                            64,227,111
  Short-term investments (cost $15,867,999)                                       15,867,999
  Securities lending collateral (cost $52,716,334)                                52,716,334 $1,314,646,747
---------------------------------------------------------------------------------------------
Cash                                                                                                328,525
Dividends receivable                                                                              1,515,618
Prepaid pension cost                                                                              5,453,911
Prepaid expenses and other assets                                                                 1,753,809
------------------------------------------------------------------------------------------------------------
      Total Assets                                                                            1,323,698,610
------------------------------------------------------------------------------------------------------------

Liabilities
Investment securities purchased                                                                       4,200
Open written option contracts at value (proceeds $561,935)                                          423,350
Obligations to return securities lending collateral                                              52,716,334
Accrued expenses and other liabilities                                                            3,826,074
------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                          56,969,958
------------------------------------------------------------------------------------------------------------
      Net Assets                                                                             $1,266,728,652
------------------------------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $1.00 per share, authorized 150,000,000 shares;
  issued and outstanding 86,099,607 shares (includes 13,941 restricted shares
  and restricted stock units for 7,500 shares) (Note 6)                                      $   86,099,607
Additional capital surplus                                                                      858,172,052
Unearned compensation -- restricted stock awards (Note 6)                                          (177,421)
Undistributed net investment income                                                               4,672,704
Undistributed net realized gain on investments                                                    1,484,343
Unrealized appreciation on investments                                                          316,477,367
------------------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                                  $1,266,728,652
------------------------------------------------------------------------------------------------------------
      Net Asset Value Per Share of Common Stock                                                      $14.71
------------------------------------------------------------------------------------------------------------

*See schedule of investments on pages 14 through 16.

The accompanying notes are an integral part of the financial statements.

Investment Income
  Income:
    Dividends:
      From unaffiliated issuers                                    $ 21,459,106
      From non-controlled affiliate                                   1,429,917
    Interest and other income                                         1,077,929
--------------------------------------------------------------------------------
        Total income                                                 23,966,952
--------------------------------------------------------------------------------
  Expenses:
    Investment research                                               2,542,262
    Administration and operations                                     1,233,079
    Directors' fees                                                     297,094
    Reports and stockholder communications                              360,702
    Transfer agent, registrar and custodian expenses                    382,382
    Auditing and accounting services                                    117,332
    Legal services                                                      140,303
    Occupancy and other office expenses                                 336,488
    Travel, telephone and postage                                        93,575
    Other                                                               175,184
--------------------------------------------------------------------------------
        Total expenses                                                5,678,401
--------------------------------------------------------------------------------
        Net Investment Income                                        18,288,551
--------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                         51,712,794
  Net realized gain distributed by regulated investment company
    (non-controlled affiliate)                                        2,105,156
  Change in unrealized appreciation on investments                  (27,193,045)
--------------------------------------------------------------------------------
        Net Gain on Investments                                      26,624,905
--------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                     $ 44,913,456
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                         For the Year Ended
                                                                   ------------------------------
                                                                    Dec. 31, 2005   Dec. 31, 2004
--------------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                            $   18,288,551  $   19,008,405
  Net realized gain on investments                                     53,817,950      54,713,903
  Change in unrealized appreciation on investments                    (27,193,045)     61,557,921
--------------------------------------------------------------------------------------------------
        Change in net assets resulting from operations                 44,913,456     135,280,229
--------------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                               (18,634,893)    (20,157,724)
  Net realized gain from investment transactions                      (53,672,531)    (55,099,990)
--------------------------------------------------------------------------------------------------
        Decrease in net assets from distributions                     (72,307,424)    (75,257,714)
--------------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of distributions                   30,523,934      35,690,590
  Cost of shares purchased (note 4)                                   (32,052,187)    (19,026,661)
  Deferred compensation (notes 4, 6)                                      101,973         --
--------------------------------------------------------------------------------------------------
        Change in net assets from capital share transactions           (1,426,280)     16,663,929
--------------------------------------------------------------------------------------------------
        Total Change in Net Assets                                    (28,820,248)     76,686,444

Net Assets:
  Beginning of year                                                 1,295,548,900   1,218,862,456
--------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $4,672,704 and $5,038,545, respectively)             $1,266,728,652  $1,295,548,900
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at December 31, 2005 was $997,820,714, and net unrealized appreciation aggregated $316,826,033, of which the related gross unrealized appreciation and depreciation were $427,836,385 and $111,010,352, respectively. As of December 31, 2005, the tax basis of distributable earnings was $2,762,118 of undistributed ordinary income and $54,856 of undistributed long-term capital gain.

Distributions paid by the Company during the year ended December 31, 2005 were classified as ordinary income of $26,198,384, and long-term capital gain of $46,109,040. In comparison, distributions paid by the Company during the year ended December 31, 2004 were classified as ordinary income of $22,205,063, and long-term capital gain of $53,052,651. The distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions

The Company's investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2005 were $160,621,657 and $194,270,442, respectively. Options may be written (sold) or purchased by the Company. The Company, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of December 31, 2005 can be found on page 17.

Transactions in written covered call and collateralized put options during the year ended December 31, 2005 were as follows:

                                 Covered Calls      Collateralized Puts
                             --------------------  --------------------
                             Contracts  Premiums   Contracts  Premiums
                             --------- ----------  --------- ----------
       Options outstanding,
        December 31, 2004      3,600   $  386,349    2,655   $  268,082
       Options written        10,175    1,097,880    8,830    1,067,897
       Options terminated in
        closing purchase
        transactions          (1,511)    (173,528)  (1,425)    (201,221)
       Options expired        (6,614)    (679,646)  (6,395)    (675,722)
       Options exercised      (3,330)    (386,761)  (1,200)    (141,395)
       -----------------------------------------------------------------
       Options outstanding,
        December 31, 2005      2,320   $  244,294    2,465   $  317,641
       -----------------------------------------------------------------

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares without par value.

On December 27, 2004, the Company issued 2,745,430 shares of its Common Stock at a price of $13.00 per share (the average market price on December 13, 2004) to stockholders of record November 23, 2004 who elected to take stock in payment of the distribution from 2004 capital gain and investment income.

--------------------------------------------------------------------------------



On December 27, 2005, the Company issued 2,400,624 shares of its Common Stock at a price of $12.715 per share (the average market price on December 12, 2005) to stockholders of record November 22, 2005 who elected to take stock in payment of the distribution from 2005 capital gain and investment income.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2005 and 2004 were as follows:

                                  Shares                    Amount
                          ----------------------  --------------------------
                             2005        2004         2005          2004
                          ----------  ----------  ------------  ------------
  Shares issued in
   payment of
   distributions           2,400,624   2,745,430  $ 30,523,934  $ 35,690,590
  Shares purchased (at a
   weighted average
   discount from net
   asset value of 12.6%
   and 13.0%,
   respectively)          (2,458,500) (1,496,550)  (32,052,187)  (19,026,661)
  Restricted shares/units
   granted under the
   equity incentive
   compensation plan          22,191          --       101,973            --
  ---------------------------------------------------------------------------
  Net change                 (35,685)  1,248,880  $ (1,426,280) $ 16,663,929
  ---------------------------------------------------------------------------

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan and a non-contributory nonqualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment.

The Company uses a December 31 measurement date for its plans.

                                                       2005        2004
                                                   -----------  ----------
    Change in benefit obligation
    Benefit obligation at beginning of year        $ 8,349,320  $7,343,955
    Service cost                                       359,998     307,074
    Interest cost                                      504,330     451,715
    Actuarial loss                                     (42,715)    508,456
    Benefits paid                                     (219,135)   (261,880)
    -----------------------------------------------------------------------
    Benefit obligation at end of year              $ 8,951,798  $8,349,320
    -----------------------------------------------------------------------

    Change in plan assets
    Fair value of plan assets at beginning of year $ 9,976,905  $9,442,594
    Actual return on plan assets                       292,963     777,347
    Employer contribution                               12,563      18,844
    Benefits paid                                     (219,135)   (261,880)
    -----------------------------------------------------------------------
    Fair value of plan assets at end of year       $10,063,296  $9,976,905
    -----------------------------------------------------------------------

    Funded status                                  $ 1,111,498  $1,627,585
    Unrecognized net loss                            1,727,768   1,542,040
    Unrecognized prior service cost                    456,052     503,135
    -----------------------------------------------------------------------
    Net amount recognized                          $ 3,295,318  $3,672,760
    -----------------------------------------------------------------------

                Amounts recognized in the statement of assets and liabilities consist of:

                                            2005         2004
                                        -----------  -----------
                Prepaid pension cost    $ 5,453,911  $ 5,642,052
                Accrued pension cost     (2,158,593)  (1,969,292)
                -------------------------------------------------
                Net amount recognized   $ 3,295,318  $ 3,672,760
                -------------------------------------------------

The accumulated benefit obligation for all defined benefit pension plans was $6,947,921 and $6,710,981 at December 31, 2005 and 2004, respectively.

                                                    2005       2004
                                                 ---------  ---------
         Components of net periodic pension cost
         Service cost                            $ 359,998  $ 307,074
         Interest cost                             504,330    451,715
         Actual return on plan assets             (292,963)  (777,347)
         Amortization of prior service cost        126,553    127,977
         Amortization of net loss                  188,462    113,201
         Deferred asset gain                      (504,070)    30,506
         -------------------------------------------------------------
         Net periodic pension cost               $ 382,310  $ 253,126
         -------------------------------------------------------------

Assumptions used to determine benefit obligations and costs are:

                                                       2005  2004
                                                       ----- -----
              Discount rate                            5.75% 5.75%
              Expected long-term return on plan assets 8.00% 8.00%
              Rate of compensation increase            7.00% 7.00%

The assumption for the expected long-term return on plan assets is based on the actual long-term historical returns realized by the plan assets, weighted according to the current asset mix.

The asset allocations at December 31, 2005 and 2004, by asset category, are as follows:

                                                       2005 2004
                                                       ---- ----
               Asset Category
               Equity Securities & Equity Mutual Funds 70%  71%
               Fixed Income Mutual Funds               28%  25%
               Cash                                     2%   4%

Equity securities include The Adams Express Company Common Stock in the amount of $616,864 (6% of total plan assets) and $610,779 (6% of total plan assets) at December 31, 2005 and 2004, respectively.

The primary objective of the Company's pension plan is to provide capital appreciation, current income, and preservation of capital through a portfolio of stocks and fixed income securities. The equity portion of the portfolio may range from 50% to 75% of total portfolio assets. The fixed income portion of the portfolio may range from 25% to 50% of total portfolio assets and cash may range from 0% to 25% of total portfolio assets. Subject to these allocation ranges, the portfolio may be invested in any of the following securities: common stocks, preferred stocks, American Depository Receipts, foreign securities, mutual funds, convertible securities, municipal bonds, corporate bonds, U.S. government securities, and U.S. government agency securities.

--------------------------------------------------------------------------------



The Company's policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Company anticipates making no contribution to the plans in 2006.

The following benefit payments, which reflect expected future service, are expected to be paid:


                               -        Pension Benefits
                                        ----------------
                        2006               $  303,636
                        2007                  295,634
                        2008                  556,056
                        2009                  543,695
                        2010                  614,579
                        Years 2011-2015     3,122,127

The Company also sponsors a defined contribution plan that covers substantially all employees. The Company expensed contributions of $181,236 and $147,811 for the years ended December 31, 2005 and December 31, 2004, respectively. The Company does not provide postretirement medical benefits.

6. Stock-Based Compensation

The Stock Option Plan adopted in 1985 ("1985 Plan") permits the issuance of stock options and stock appreciation rights for the purchase of up to 2,610,146 shares of the Company's Common Stock at the fair market value on the date of grant. The exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gains paid by the Company during subsequent years. Options are exercisable beginning not less than one year after the date of grant and stock appreciation rights are exercisable beginning not less than two years after the date of grant. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock at the date of surrender. All options terminate 10 years from the date of grant if not exercised. With the adoption of the 2005 Equity Incentive Compensation Plan at the 2005 Annual Meeting, no further grants will be made under the 1985 Plan, although unexercised awards granted in 2004 and prior years remain outstanding.

A summary of option activity under the 1985 Plan as of December 31, 2005, and changes during the period then ended, is presented below:

                                                  Weighted-  Weighted-
                                                   Average    Average
                                                  Exercise   Remaining
                                         Options    Price   Life (Years)
                                         -------  --------- ------------
        Outstanding at January 1, 2005   283,297   $11.76
        Exercised                        (28,531)    --
        Forfeited                           --       --
        ----------------------------------------------------------------
        Outstanding at December 31, 2005 254,766   $11.71       5.71
        ----------------------------------------------------------------
        Exercisable at December 31, 2005 152,357   $11.74       5.73
        ----------------------------------------------------------------

The options outstanding as of December 31, 2005 are set forth below:

                                                    Weighted   Weighted
                                                    Average    Average
                                          Options   Exercise  Remaining
       Exercise price                   Outstanding  Price   Life (Years)
       --------------                   ----------- -------- ------------
       $4.00-$7.49                          7,642    $ 4.10      1.00
       $7.50-$10.99                        92,192      9.62      5.22
       $11.00-$14.49                      103,784     11.53      7.04
       $14.50-$17.99                       51,148     16.96      4.59
       ------------------------------------------------------------------
       Outstanding at December 31, 2005   254,766    $11.71      5.71
       ------------------------------------------------------------------

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award's vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the year ended December 31, 2005 was $78,689.

The 2005 Equity Incentive Compensation Plan ("2005 Plan") permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company's Common Stock. Restricted stock was granted to key employees on April 27, 2005 at fair market value on that date, vesting over a three year period. Restricted stock units were granted to non-employee directors on April 27, 2005 and to new directors on December 1, 2005 at fair market value on grant date and vest over a one year period from the date of grant. The total fair value of units that vested in 2005 was $9,889 due to the death of a director, which thereby accelerated the vesting schedule. The number of shares of Common Stock which remain available for

--------------------------------------------------------------------------------


future grants under the 2005 Plan at December 31, 2005 is 3,390,940 shares. The Company pays dividends and dividend equivalents on outstanding awards, which are charged to net assets when paid. Dividends and dividend equivalents paid on restricted awards that are later forfeited are reclassified to compensation expense.

A summary of the status of the Company's awards granted under the 2005 Plan as of December 31, 2005, and changes during the period then ended, is presented below:

                                                     Weighted Average
                                                     Grant-Date Fair
           Awards                       Shares/Units      Value
           ------                       ------------ ----------------
           Balance at January 1, 2005        --             --
           Granted:
             Restricted stock              13,941         $12.56
             Restricted stock units         8,250          12.58
           Vested                            (750)         12.56
           Forfeited                         --             --
           ----------------------------------------------------------
           Balance at December 31, 2005    21,441         $12.57
           ----------------------------------------------------------

Compensation costs resulting from restricted stock and restricted stock units granted under the 2005 Plan are recognized over the requisite service period based on the fair value of the awards on grant date. Any unearned compensation is subsequently expensed as services are rendered. The fair value of restricted stock is based on the average of the high and low market price on the date an award is granted. The total compensation costs for restricted stock granted to employees for the year ended December 31, 2005 were $39,129. The total compensation costs for restricted stock units granted to non-employee directors under the 2005 Plan for the year ended December 31, 2005 were $62,844. As of December 31, 2005, there were total unrecognized compensation costs of $177,421 related to nonvested share-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.9 years.

7. Expenses

The aggregate remuneration paid or accrued during the year ended December 31, 2005 to officers and directors amounted to $2,546,465, of which $297,094 was paid as fees to directors who were not officers.

8. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. At December 31, 2005, the Company had securities on loan of $51,293,357, and held collateral of $52,716,334, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                                                 Year Ended December 31
                                                 ------------------------------------------------------
                                                    2005       2004       2003       2002       2001
-------------------------------------------------------------------------------------------------------
Per Share Operating Performance
  Net asset value, beginning of year                 $15.04     $14.36     $12.12     $16.05     $23.72
-------------------------------------------------------------------------------------------------------
    Net investment income                              0.22      0.23*       0.19       0.20       0.26
    Net realized gains and increase (decrease)
      in unrealized appreciation                       0.32       1.39       2.85     (3.38)     (6.21)
-------------------------------------------------------------------------------------------------------
  Total from investment operations                     0.54       1.62       3.04     (3.18)     (5.95)
-------------------------------------------------------------------------------------------------------
  Less distributions
    Dividends from net investment income             (0.22)     (0.24)     (0.17)     (0.19)     (0.26)
    Distributions from net realized gains            (0.64)     (0.66)     (0.61)     (0.57)     (1.39)
-------------------------------------------------------------------------------------------------------
  Total distributions                                (0.86)     (0.90)     (0.78)     (0.76)     (1.65)
-------------------------------------------------------------------------------------------------------
    Capital share repurchases                          0.05       0.02       0.04       0.05       0.04
    Reinvestment of distributions                    (0.06)     (0.06)     (0.06)     (0.04)     (0.11)
-------------------------------------------------------------------------------------------------------
  Total capital share transactions                   (0.01)     (0.04)     (0.02)       0.01     (0.07)
-------------------------------------------------------------------------------------------------------
  Net asset value, end of year                       $14.71     $15.04     $14.36     $12.12     $16.05
-------------------------------------------------------------------------------------------------------
  Per share market price, end of year                $12.55     $13.12     $12.41     $10.57     $14.22
-------------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                                2.2%      13.2%      25.2%    (20.6)%    (24.7)%
  Based on net asset value                             4.5%      12.1%      26.3%    (19.4)%    (24.7)%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)             $1,266,729 $1,295,549 $1,218,862 $1,024,810 $1,368,366
  Ratio of expenses to average net assets             0.45%      0.43%      0.47%      0.34%      0.19%
  Ratio of net investment income to
    average net assets                                1.44%      1.54%      1.45%      1.42%      1.33%
  Portfolio turnover                                 12.96%     13.43%     12.74%     17.93%     19.15%
  Number of shares outstanding at
    end of year (in 000's)                           86,100     86,135     84,886     84,536     85,233
-------------------------------------------------------------------------------------------------------

*In 2004 the Fund received $2,400,000, or $0.03 per share, in an extraordinary dividend from Microsoft Corp.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2005

                                                    Shares    Value (A)
      -------------------------------------------------------------------
      Stocks and Convertible Securities -- 98.4%
        Consumer -- 17.5%
          Consumer Discretionary -- 7.1%
          BJ's Wholesale Club, Inc. (B)...........   500,000 $ 14,780,000
          Clear Channel Communications, Inc.......   350,000   11,007,500
          Comcast Corp............................   352,500    9,150,900
          Gannett Co., Inc........................   112,500    6,814,125
          Newell Rubbermaid Inc. (C)..............   515,000   12,246,700
          Outback Steakhouse, Inc.................   315,000   13,107,150
          Target Corp.............................   410,000   22,537,700
                                                             ------------
                                                               89,644,075
                                                             ------------
          Consumer Staples -- 10.4%
          Avon Products, Inc......................   420,000   11,991,000
          Bunge Ltd...............................   235,000   13,303,350
          Coca-Cola Co............................   200,000    8,062,000
          Dean Foods Co. (B)......................   450,000   16,947,000
          Del Monte Foods Co. (B)................. 1,115,000   11,629,450
          PepsiCo, Inc............................   440,000   25,995,200
          Procter & Gamble Co.....................   340,000   19,679,200
          Safeway Inc.............................   423,000   10,008,180
          Unilever plc ADR........................   345,000   13,841,400
                                                             ------------
                                                              131,456,780
                                                             ------------
        Energy -- 11.0%
          BP plc ADR..............................   270,000   17,339,400
          ConocoPhillips..........................   345,000   20,072,100
          Exxon Mobil Corp........................   130,000    7,302,100
          Murphy Oil Corp.........................   209,600   11,316,304
          Petroleum & Resources Corporation (D)... 1,985,996   64,227,111
          Schlumberger Ltd........................   190,000   18,458,500
                                                             ------------
                                                              138,715,515
                                                             ------------
        Financial -- 15.7%
          Banking -- 11.2%
          Bank of America Corp....................   550,000   25,382,500
          Bankatlantic Bancorp....................   430,000    6,020,000
          Compass Bancshares Inc..................   300,000   14,487,000
          Fifth Third Bancorp (C).................   280,000   10,561,600
          Investors Financial Services Corp. (C)..   382,500   14,087,475
          North Fork Bancorporation, Inc..........   525,000   14,364,000
          Wachovia Corp...........................   370,000   19,558,200
          Wells Fargo & Co........................   325,000   20,419,750
          Wilmington Trust Corp...................   420,000   16,342,200
                                                             ------------
                                                              141,222,725
                                                             ------------
          Insurance -- 4.5%
          AMBAC Financial Group, Inc..............   295,000   22,732,700
          American International Group, Inc.......   500,000   34,115,000
                                                             ------------
                                                               56,847,700
                                                             ------------

--------------------------------------------------------------------------------

                               December 31, 2005


                                                     Shares    Value (A)
     ---------------------------------------------------------------------
       Health Care -- 13.2%
         Abbott Laboratories.......................   350,000 $ 13,800,500
         Advanced Medical Optics, Inc..............   235,000    9,823,000
         Bristol-Myers Squibb Co...................   345,000    7,928,100
         Genentech, Inc. (B).......................   220,000   20,350,000
         HCA Inc...................................   250,000   12,625,000
         Johnson & Johnson.........................   255,000   15,325,500
         Laboratory Corp. of America Holdings (B)..   225,000   12,116,250
         MedImmune, Inc. (B).......................   225,000    7,879,500
         Medtronic, Inc............................   310,000   17,846,700
         Pfizer Inc................................ 1,120,000   26,118,400
         Wyeth Co..................................   325,000   14,972,750
         Zimmer Holdings, Inc. (B).................   125,000    8,430,000
                                                              ------------
                                                               167,215,700
                                                              ------------
       Industrials -- 13.1%
         Cintas Corp...............................   300,000   12,354,000
         Curtiss-Wright Corp.......................   230,000   12,558,000
         Donnelley (R.R.) & Sons Co................   260,000    8,894,600
         Emerson Electric Co.......................   200,000   14,940,000
         General Electric Co....................... 1,487,700   52,143,885
         Illinois Tool Works Inc...................   125,000   10,998,750
         Masco Corp................................   450,000   13,585,500
         3M Co.....................................   160,000   12,400,000
         United Parcel Service, Inc................   155,000   11,648,250
         United Technologies Corp..................   300,000   16,773,000
                                                              ------------
                                                               166,295,985
                                                              ------------
       Information Technology -- 13.0%
         Communication Equipment -- 2.0%
         Avaya Inc. (B)............................   600,000    6,402,000
         Corning Inc. (B)..........................   600,000   11,796,000
         Lucent Technologies Inc. (B).............. 2,900,000    7,714,000
                                                              ------------
                                                                25,912,000
                                                              ------------
         Computer Related -- 8.9%
         Automatic Data Processing Inc.............   300,000   13,767,000
         BEA Systems, Inc. (B).....................   800,000    7,520,000
         Cisco Systems, Inc. (B)................... 1,200,000   20,544,000
         Dell Inc. (B).............................   400,000   11,996,000
         DiamondCluster International, Inc. (B)....   340,000    2,699,600
         Microsoft Corp............................ 1,180,000   30,857,000
         Oracle Corp. (B)..........................   880,000   10,744,800
         Sapient Corp.............................. 1,150,000    6,543,500
         Siebel Systems, Inc. (B)..................   800,000    8,464,000
                                                              ------------
                                                               113,135,900
                                                              ------------
         Electronics -- 2.1%
         Cree, Inc. (B) (C)........................   500,000   12,620,000
         Intel Corp................................   310,000    7,737,600
         Solectron Corp. (B)....................... 1,850,000    6,771,000
                                                              ------------
                                                                27,128,600
                                                              ------------

--------------------------------------------------------------------------------

                               December 31, 2005

                                                                 Prin. Amt.
                                                                 or Shares      Value (A)
--------------------------------------------------------------------------------------------
  Materials -- 5.2%
    Air Products and Chemicals, Inc.............................     250,000 $   14,797,500
    duPont (E.I.) de Nemours and Co.............................     360,000     15,300,000
    Martin Marietta Materials, Inc..............................     100,000      7,672,000
    Rohm & Haas Co..............................................     400,000     19,368,000
    Smurfit-Stone Container Corp. (B)...........................     650,000      9,210,500
                                                                             --------------
                                                                                 66,348,000
                                                                             --------------
  Telecom Services -- 3.9%
    Alltel Corp.................................................     300,000     18,930,000
    AT&T Corp...................................................     595,000     14,571,550
    BellSouth Corp..............................................     200,000      5,420,000
    Vodafone Group plc ADS......................................     492,613     10,576,401
                                                                             --------------
                                                                                 49,497,951
                                                                             --------------
  Utilities -- 5.8%
    Aqua America, Inc...........................................     862,733     23,552,611
    Black Hills Corp............................................     245,000      8,479,450
    Duke Energy Corp. (C).......................................     611,560     16,787,322
    Keyspan Corp................................................     140,000      4,996,600
    MDU Resources Group, Inc....................................     575,000     18,825,500
                                                                             --------------
                                                                                 72,641,483
                                                                             --------------
Total Stocks and Convertible Securities
  (Cost $929,723,632) (E).......................................              1,246,062,414
                                                                             --------------
Short-Term Investments -- 1.2%
    U.S. Government Obligations -- 0.9%
    U.S. Treasury Bills, 3.91%, due 2/16/06..................... $12,000,000     11,940,047
                                                                             --------------
    Time Deposit -- 0.0%
    JP Morgan Grand Cayman, 3.30%, due 1/3/06...................                    429,609
                                                                             --------------
    Commercial Paper -- 0.3%
    General Electric Capital Corp., 4.26%, due 1/5/06........... $ 3,500,000      3,498,343
                                                                             --------------
Total Short-Term Investments
  (Cost $15,867,999)............................................                 15,867,999
                                                                             --------------
Securities Lending Collateral -- 4.2%
    Brown Brothers Investment Trust, 4.23%, due 1/3/06..........                 52,716,334
                                                                             --------------
Total Securities Lending Collateral
  (Cost $52,716,334)............................................                 52,716,334
                                                                             --------------
Total Investments -- 103.8%
  (Cost $998,307,965)...........................................              1,314,646,747
    Cash, receivables, prepaid expenses and other assets, less
      liabilities -- (3.8)%.....................................                (47,918,095)
                                                                             --------------
Net Assets -- 100.0%............................................             $1,266,728,652

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, except restricted securities.
(B) Presently non-dividend paying.
(C) All or a portion of these securities are on loan. See Note 8 to Financial Statements.
(D) Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E) The aggregate market value of stocks held in escrow at December 31, 2005 covering open call option contracts written was $14,586,290. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $11,152,500.

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS
--------------------------------------------------------------------------------

                               December 31, 2005



   Contracts                                            Contract
  (100 shares                                    Strike Expiration  Appreciation/
     each)                 Security              Price   Date       (Depreciation)
  --------------------------------------------------------------------------------

                         COVERED CALLS

      100     AMBAC Financial Group, Inc........ $ 80   Jan   06       $  9,699
      100     AMBAC Financial Group, Inc........  80    Feb   06           (301)
      100     American International Group, Inc.  70    Feb   06           (800)
      250     Aqua America, Inc.................  30    Jun   06         (5,486)
      150     ConocoPhillips....................  65    Feb   06          5,549
      150     ConocoPhillips....................  75    May   06          8,549
      150     Dean Foods Co.....................  40    Mar   06            299
      100     Emerson Electric Co...............  85    Jun   06          3,700
      100     Genentech, Inc....................  105   Feb   06          3,200
      100     HCA Inc...........................  55    Feb   06          6,200
      100     Illinois Tool Works, Inc..........  90    Jan   06          5,200
      100     Illinois Tool Works, Inc..........  100   Jun   06          2,200
      170     Martin Marietta Materials, Inc....  75    Jan   06        (37,911)
      100     Schlumberger Ltd..................  100   Jan   06         (1,801)
      100     Target Corp.......................  60    Jan   06          9,200
      250     Target Corp.......................  65    Apr   06         14,248
      100     United Technologies Corp..........  55    Jan   06         (5,800)
      100     Zimmer Holdings, Inc..............  95    Jan   06          9,700
     -----                                                             --------
    2,320                                                                25,645
     -----                                                             --------

                      COLLATERALIZED PUTS

      250     Advanced Medical Optics, Inc......  40    Jan   06         20,498
       20     Advanced Medical Optics, Inc......  35    Apr   06            840
      200     Advanced Medical Optics, Inc......  40    Apr   06         (6,601)
      170     Advanced Medical Optics, Inc......  35    Jul   06        (12,061)
      250     Avon Products, Inc................  25    Jan   06         24,004
      250     Bank of America Corp.............. 42.50  Jan   06         29,874
      125     Comcast Corp......................  30    Jan   06        (40,376)
      100     Exxon Mobil Corp..................  55    Jan   06         11,199
      100     Martin Marietta Materials, Inc....  65    Jan   06         11,449
      150     Martin Marietta Materials, Inc....  65    Apr   06         17,918
      250     Outback Steakhouse, Inc...........  40    Feb   06          2,999
      100     Target Corp....................... 47.50  Apr   06          5,199
      100     3M Co.............................  65    Jan   06          8,700
      150     Zimmer Holdings, Inc..............  55    Jan   06         13,799
      250     Zimmer Holdings, Inc..............  60    Jan   06         25,499
     -----                                                             --------
    2,465                                                               112,940
     -----                                                             --------
                                                                       $138,585
                                                                       ========

                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2005
                                  (unaudited)


                                                       Shares
                                       --------------------------------------
                                                                    Held
                                         Additions   Reductions Dec. 31, 2005
                                       ---------     ---------- -------------
  Advanced Medical Optics, Inc........  235,000                     235,000
  Aqua America, Inc...................  233,333/(1)/  270,600       862,733
  Avon Products, Inc..................  420,000                     420,000
  Bankatlantic Bancorp................  130,000                     430,000
  Bunge Ltd...........................   30,000                     235,000
  Comcast Corp........................    2,500                     352,500
  Curtiss-Wright Corp.................   34,500                     230,000
  Fifth Third Bancorp.................   10,000                     280,000
  Gannett Co., Inc....................   15,000                     112,500
  Investors Financial Services Corp...    2,500                     382,500
  Masco Corp..........................  450,000                     450,000
  Microsoft Corp......................   40,000                   1,180,000
  North Fork Bancorporation, Inc......   75,000                     525,000
  Outback Steakhouse, Inc.............   15,000                     315,000
  CCE Spinco, Inc.....................   43,750/(2)/   43,750        --
  ConocoPhillips......................                 35,000       345,000
  Corning Inc.........................                 15,000       600,000
  Dean Foods Co.......................                 50,000       450,000
  DiamondCluster International, Inc...                157,500       340,000
  Genentech, Inc......................                 20,000       220,000
  HCA Inc.............................                 60,000       250,000
  Laboratory Corp. of America Holdings                 10,000       225,000
  Martin Marietta Materials, Inc......                 20,000       100,000
  Provident Bankshares Corp...........                110,000        --
  Symantec Corp.......................                400,000        --
  Wells Fargo & Co....................                 75,000       325,000

--------
(1) By stock split.
(2) Received one share for every eight shares of Clear Channel Communications, Inc. held.
                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                      Counsel: Chadbourne & Parke L.L.P.
   Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
            Custodian of Securities: Brown Brothers Harriman & Co.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (hereafter referred to as the "Company") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 13, 2006


                           -------------------------

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                                   Dividends  Distributions
                                                    From Net    From Net
                                        Net Asset  Investment   Realized
               Value Of       Shares      Value      Income       Gains
    Dec. 31   Net Assets   Outstanding* Per Share* Per Share*  Per Share*
    -----------------------------------------------------------------------
     1991   $  661,895,779  49,121,246    $13.47      $.36        $ .73
     1992      696,924,779  51,039,938     13.65       .31          .77
     1993      840,610,252  63,746,498     13.19       .30          .79
     1994      798,297,600  66,584,985     11.99       .33          .73
     1995      986,230,914  69,248,276     14.24       .35          .76
     1996    1,138,760,396  72,054,792     15.80       .35          .80
     1997    1,424,170,425  74,923,859     19.01       .29         1.01
     1998    1,688,080,336  77,814,977     21.69       .30         1.10
     1999    2,170,801,875  80,842,241     26.85       .26         1.37
     2000    1,951,562,978  82,292,262     23.72       .22         1.63
     2001    1,368,366,316  85,233,262     16.05       .26         1.39
     2002    1,024,810,092  84,536,250     12.12       .19          .57
     2003    1,218,862,456  84,886,412     14.36       .17          .61
     2004    1,295,548,900  86,135,292     15.04       .24          .66
     2005    1,266,728,652  86,099,607     14.71       .22          .64

--------
* Adjusted to reflect the 3-for-2 stock split effected in October 2000.

                               OTHER INFORMATION
--------------------------------------------------------------------------------



Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Company also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's website at www.sec.gov. The Company's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also posts its Forms N-Q on its website at: www.adamsexpress.com. under the heading "Financial Reports".

Annual Certification
The Company's CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Proxy Voting Policies and Record
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information as to how the Company voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 are available (i) without charge, upon request, by calling the Company's toll free number at
(800) 638-2479; (ii) on the Company's website by clicking on "Corporate Information" heading on the website; and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Forward-Looking Statements
This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company's periodic filings with the Securities and Exchange Commission.

Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                     SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------

WE ARE OFTEN ASKED --

How do I invest in Adams Express?

Adams Express Common Stock is listed on the New York Stock Exchange and the Pacific Exchange. The stock's ticker symbol is "ADX" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company's INVESTORS CHOICE Plan (see page 22).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.adamsexpress.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XADEX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Adams Express daily trading is shown in the stock tables of most daily newspapers, often with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your interim dividend and year-end distribution checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 22.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Adams Express?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

Giving shares of Adams Express is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.

--------------------------------------------------------------------------------



DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.


         Initial Enrollment and
          Optional Cash Investments
           Service Fee                            $2.50 per investment
           Brokerage Commission                        $0.05 per share

         Reinvestment of Dividends*
           Service Fee                           2% of amount invested
                                   (maximum of $2.50 per investment)
           Brokerage Commission                        $0.05 per share

         Sale of Shares
           Service Fee                                          $10.00
           Brokerage Commission                        $0.05 per share

         Deposit of Certificates for safekeeping
          (waived if sold)                                       $7.50
         Book to Book Transfers                               Included
         To transfer shares to another participant or to a new
         participant

         Fees are subject to change at any time.

              Minimum and Maximum Cash Investments
              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
               (existing holders)                          $50.00
              Electronic Funds Transfer
               (monthly minimum)                           $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-registered Shareholders

For shareholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                  The Company
                           The Adams Express Company
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Shareholder Inquiries to:
                       Shareholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (877) 260-8188
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                            New York, NY 10269-0560
                           Website: www.amstock.com
                           E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------


                                                                                    Number of
                                                                                    portfolios
                                                                                    in fund
                          Position  Term   Length                                   complex
Personal                  held with of     of time Principal Occupations            overseen    Other
Information               the fund  office served  during the last 5 years          by director directorships
---------------------------------------------------------------------------------------------------------------------------
Independent Directors

 Enrique R. Arzac, Ph.D.  Director   One    Since  Professor of Finance and             Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1983   Economics, formerly Vice Dean                Resources Corporation and
 Suite 1140                                        of Academic Affairs of the                   Credit Suisse Asset
 Baltimore, MD 21202                               Graduate School of Business,                 Management Funds
 Age 64                                            Columbia University.                         (28 funds) (investment
                                                                                                companies).
---------------------------------------------------------------------------------------------------------------------------
 Phyllis O. Bonanno       Director   One    Since  President & CEO of International     Two     Director of Petroleum &
 7 St. Paul Street,                  Year   2003   Trade Solutions, Inc.                        Resources Corporation
 Suite 1140                                        (consultants). Formerly,                     (investment company), Borg-
 Baltimore, MD 21202                               President of Columbia College,               Warner Inc. (industrial),
 Age 62                                            Columbia, South Carolina, and                Mohawk Industries, Inc.
                                                   Vice President of Warnaco Inc.               (carpets and flooring).
                                                   (apparel).
---------------------------------------------------------------------------------------------------------------------------
 Daniel E. Emerson        Director   One    Since  Chairman, The National YMCA          Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1982   Fund Inc. Retired Executive Vice             Resources Corporation
 Suite 1140                                        President of NYNEX Corp.,                    (investment company).
 Baltimore, MD 21202                               (communications), retired
 Age 81                                            Chairman of The Board of both
                                                   NYNEX Information Resources
                                                   Co. and NYNEX Mobile
                                                   Communications Co. Previously
                                                   Executive Vice President and
                                                   Director of New York Telephone
                                                   Company.
---------------------------------------------------------------------------------------------------------------------------
 Roger W. Gale, Ph.D.     Director   One    Since  President & CEO of GF Energy,        Two     Director of Petroleum &
 7 St. Paul Street,                  Year   Dec.   LLC (consultants to electric                 Resources Corporation
 Suite 1140                                 2005   power companies). Formerly                   (investment company), Ormat
 Baltimore, MD 21202                               member of management group,                  (geothermal and renewable
 Age 59                                            PA Consulting Group (energy                  energy), and U.S. Energy
                                                   consultants).                                Association.
---------------------------------------------------------------------------------------------------------------------------
 Thomas H. Lenagh         Director   One    Since  Financial Advisor, Chairman of       Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1968   the Board, Photonics Product                 Resources Corporation and
 Suite 1140                                        Group (crystals). Formerly                   Cornerstone Funds, Inc. (3
 Baltimore, MD 21202                               Chairman of the Board and CEO                funds) (investment
 Age 87                                            of Greiner Engineering Inc.                  companies).
                                                   (formerly Systems Planning
                                                   Corp.) (consultants). Formerly
                                                   Treasurer and Chief Investment
                                                   Officer of the Ford Foundation
                                                   (charitable foundation).
---------------------------------------------------------------------------------------------------------------------------
 Kathleen T. McGahran,    Director   One    Since  Principal & Director of Pelham       Two     Director of Petroleum &
 Ph.D., J.D., C.P.A.                 Year   2003   Associates, Inc. (executive                  Resources Corporation
 7 St. Paul Street,                                education). Adjunct Associate                (investment company).
 Suite 1140                                        Professor, Columbia Executive
 Baltimore, MD 21202                               Education, Graduate School of
 Age 55                                            Business, Columbia University.
                                                   Formerly Associate Dean and
                                                   Director of Executive Education,
                                                   and Associate Professor,
                                                   Columbia University.
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                   Number of
                                                                                   portfolios
                                                                                   in fund
                        Position  Term   Length                                    complex
Personal                held with of     of time  Principal Occupations            overseen    Other
Information             the fund  office served   during the last 5 years          by director directorships
---------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 John J. Roberts        Director   One   Since    Retired Senior Advisor, formerly     Two     Director of Petroleum &
 7 St. Paul Street,                Year  1976     Vice-Chairman External Affairs,              Resources Corporation
 Suite 1140                                       American International Group,                (investment company) and
 Baltimore, MD 21202                              Inc. (insurance). Formerly                   Honorary Director of
 Age 83                                           Chairman and CEO of American                 American International
                                                  International Underwriters                   Group, Inc.
                                                  Corporation. Previously
                                                  President of American
                                                  International Underwriters
                                                  Corporation-U.S./ Overseas
                                                  Operations.
---------------------------------------------------------------------------------------------------------------------------

 Craig R. Smith, M.D.   Director   One   Since    President, Williston Consulting      Two     Director of Petroleum &
 7 St. Paul Street,                Year  Dec.     LLC (consultants to                          Resources Corporation
 Suite 1140                              2005     pharmaceutical and                           (investment company),
 Baltimore, MD 21202                              biotechnology industries).                   LaJolla Pharmaceutical
 Age 59                                           Formerly Chairman, President &               Company, and Depomed, Inc.
                                                  CEO of Guilford                              (specialty pharmaceuticals).
                                                  Pharmaceuticals
                                                  (pharmaceuticals &
                                                  biotechnology).
---------------------------------------------------------------------------------------------------------------------------
 Robert J. M. Wilson    Director   One   Since    Retired President of the             Two     Director of Petroleum &
 7 St. Paul Street,                Year  1975     Company (since 1986) and                     Resources Corporation
 Suite 1140                                       retired President of Petroleum &             (investment company).
 Baltimore, MD 21202                              Resources Corporation (since
 Age 85                                           1986).
---------------------------------------------------------------------------------------------------------------------------

Interested Director

 Douglas G. Ober        Director,  One   Director Chairman & CEO of the                Two     Director of Petroleum &
 7 St. Paul Street,     Chairman   Year  Since    Company and Petroleum &                      Resources Corporation
 Suite 1140             and              1989;    Resources Corporation.                       (investment company).
 Baltimore, MD 21202    CEO              Chairman
 Age 59                                  of the
                                         Board
                                         Since
                                         1991
---------------------------------------------------------------------------------------------------------------------------

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------

                              Board Of Directors

             Enrique R. Arzac/(1)(3) /  Kathleen T.
                                          McGahran/(2)(4)/
             Phyllis O. Bonanno/(1)(3)/
                                        Douglas G. Ober/(1)/
             Daniel E. Emerson/(2)(3) /
                                        John J. Roberts/(1)(3)/
             Roger W. Gale/(3)(4)/
                                        Craig R. Smith/(2)(4)/
             Thomas H. Lenagh/(1)(4)/
                                        Robert J.M. Wilson/(1)(2)/

                       --------
                     /(1)/ Member of Executive Committee
                     /(2)/ Member of Audit Committee
                     /(3)/ Member of Compensation Committee
                     /(4)/ Member of Retirement Benefits Committee


                                   Officers

             Douglas G. Ober            Chairman and Chief
                                          Executive Officer

             Joseph M. Truta            President

             Lawrence L. Hooper, Jr.    Vice President, General
                                          Counsel and Secretary

             Maureen A. Jones           Vice President, Chief
                                          Financial Officer and
                                          Treasurer

             Stephen E. Kohler          Vice President -- Research

             David R. Schiminger        Vice President -- Research

             D. Cotton Swindell         Vice President -- Research

             Christine M. Sloan         Assistant Treasurer

             Geraldine H. Pare          Assistant Secretary


Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive officer and principal financial officer. The code of ethics is available on registrant's website at: www.adamsexpress.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any of its provisions been granted.

Item 3. Audit  Committee  Financial  Expert.

The board of directors has determined that at least one of the members of registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the registrant's audit committee whom the board of directors has determined meets such definition is Kathleen T. McGahran, who is independent pursuant to paragraph (a)(2) of this Item.

Item 4.  Principal Accountant Fees and Services.

    (a) Audit Fees. The aggregate fees billed for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audits of the Company's annual and semi-annual financial statements for 2005 and 2004 were $76,609 and $54,712, respectively.

   (b) Audit Related Fees. There were no audit-related fees in 2005 and 2004.

  (c) Tax Fees. The aggregate fees billed to registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2005 and 2004 were $9,396 and $9,950, respectively.

   (d) All Other Fees. The aggregate fees billed to registrant by PricewaterhouseCoopers LLP other than for the services referenced above for 2005 and 2004 were $800 and $0, respectively. The $800 billed for services in 2005 were in connection with the preparation and review of the registration statement filed with the Securities and Exchange Commission relating to the 2005 Equity Incentive Compensation Plan.

  (e) (1) Audit Committee Pre-Approval Policy. As of 2005, all services to be performed for registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2005 were pre-approved by the committee.

         (2) Not applicable.

  (f)  Not applicable.

   (g)   The aggregate fees billed by PricewaterhouseCoopers
LLP   for   non-audit  professional  services  rendered   to
registrant for 2005 and 2004 were $9,396 and $9,950, respectively.

   (h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLPs independence.

Item 5. Audit Committee of Listed registrants.

       (a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Kathleen T. McGahran, chair, Daniel E. Emerson, Craig R. Smith and Robert J.M. Wilson.

      (B) Not applicable.

Item 6. Schedule of Investments - This schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES & PROCEDURES

The  Adams  Express  Company (Adams)  follows  long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Adams uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the
recommendation   of   the  portfolio  company   management's
recommendation are:

Stock Options
Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/ Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. Staggered boards are used to help create a roadblock to a possible takeover of a company or to entrench incumbent management and board. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as anti-takeover provisions. For example, we generally vote in favor of stockholder proposals to rescind or require a stockholder vote on anti-takeover provisions such as poison pills and the like.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item   8.   Portfolio  Managers  of  Closed-End   Management
Investment Companies.

(a) (1) Douglas G. Ober, Chairman and Chief Executive Officer, and Joseph M. Truta, President, comprise the 2 person portfolio management team for the registrant. Mr. Ober and Mr. Truta have served as portfolio managers for the registrant since 1991. This information is as of February 13, 2006. Mr. Ober is the lead member of the portfolio management team. Mr. Ober and Mr. Truta receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of both portfolio managers is required for an investment recommendation to be approved.

     (2) Mr. Ober and Mr. Truta also comprise the portfolio management team for registrant's non-controlled affiliate, Petroleum & Resources
     Corporation (Petroleum), a registered investment company with total net assets of $761,913,652 as of December 31, 2005. Mr. Ober is Chairman, Chief Executive Officer and President of Petroleum and Mr. Truta is Executive Vice President. This information is as of February 13, 2006. The Petroleum fund is a non-diversified fund focusing on the energy and natural resources sectors and Adams is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio managers' management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and procedures and policies are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

   (3) The portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance over one and three year periods as well as individual success at meeting goals and objectives set by the Board of Directors at the beginning of each year. Target incentives are set based on 80% of salary for the Chief Executive Officer and 60% of salary for the President. Two-thirds of each individual's annual cash incentive is based on fund performance and one third on individual success. The portion based on performance is determined using a scale in which the target can be earned by absolute fund pre-tax performance of 10%. The scale ranges from zero to 125% of target. The result is then modified by an average of the one and three year performance relative to the S&P 500, whereby each one percent outperformance or underperformance by the fund adds or deducts 5% from the percentage of target earned based on the scale. The maximum percentage of target which may be earned is 200% and the minimum is zero. Equity incentive compensation, based on a plan approved by shareholders in 2005, can take several forms. Following approval of the plan, grants of restricted stock were made to the portfolio managers in April 2005, with vesting in equal proportions over a three year period. The size of the grants was determined by the Compensation Committee with the assistance of an outside compensation consultant.
   The basis for the portfolio managers' cash incentive compensation determinations for Petroleum is the same as for Adams, except that the portion of the incentive based upon fund performance uses the Dow Jones Oil and Gas Index and the S&P 500 Index as the benchmarks in a 70%/30% ratio, over a one and three year period. All of the above information is as of December 31, 2005.

  (4)   Using  a  valuation date of December 31,  2005,  Mr.
  Ober beneficially owns equity securities in registrant  of
  over   $1,000,000.  Mr.  Truta  beneficially  owns  equity
  securities in registrant of over $1,000,000.

Item   9.  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

                                                 Maximum
                                     Total      Number (or
                                   Number of   Approximate
                                  Shares (or   Dollar Value)
             Total                  Units)    of Shares (or
             Number               Purchased    Units) that
               of      Average    as Part of   May Yet Be
             Shares     Price      Publicly     Purchased
              (or      Paid per   Announced     Under the
             Units)   Share (or    Plans or     Plans or
Period(2)  Purchased    Unit)      Programs     Programs
--------   ---------  ---------   ---------    ---------
Jul. 2005   273,500    $ 13.18     273,500     2,644,353
Aug. 2005   289,000    $ 13.24     289,000     2,355,353
Sep. 2005   307,700    $ 13.23     307,700     2,047,653
Oct. 2005   158,900    $ 12.92     158,900     1,888,753
Nov 2005     76,900    $ 13.15      76,900     1,811,853
Dec 2005    157,100    $ 12.72     157,100     4,035,629
--------   ---------  ---------   ---------    ---------
Total     1,263,100(1) $ 13.11   1,263,100(2)  4,035,629(2)


(1) There were no shares purchased other than through a publicly announced plan or program.
(2.a) The Plan was announced on December 9, 2004 and was reapproved on December 8, 2005.
(2.b) The share amount approved in 2004 was 5% of outstanding shares, or approximately 4,172,453 shares, and in 2005 was 5% of outstanding shares, or approximately 4,192,729 shares.
(2.c) The Plan will expire on or about December 8, 2006.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or
this Item.

Item 11. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

  (a) As of February 13, 2006, an evaluation was performed under the supervision and with the participation of the officers of registrant, including the principal executive officer (PEO) and principal financial officer (PFO), of the effectiveness of registrant's disclosure controls and procedures. Based on that evaluation, the registrant's officers, including the PEO and PFO, concluded that, as of February 13, 2006, the registrant's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the registrant is made known to the PEO and PFO.

   (b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits attached hereto. (Attach certifications as exhibits)

(1) Not applicable. See registrant's response to Item 2, above.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.


Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       THE ADAMS EXPRESS COMPANY

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 13, 2006


BY: /s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President, Chief Financial Officer and Treasurer
	(Principal Financial Officer)

Date:   February 13, 2006